PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2012
PROPERTY, PLANT AND EQUIPMENT, NET

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2011	2012
Buildings	$71,953	$73,261
Vehicles	2,684	2,655
Fixtures and equipment	178,411	215,450
Building improvements	57,284	72,202

Total	310,332	363,568
Less: Accumulated depreciation	(103,033)	(140,402)

Subtotal	207,299	223,166
Construction in progress	38,395	41,215

Property, plant and equipment, net	$245,694	$264,381

Depreciation expense was $25.9 million, $31.9 million and $39.1 million for the years ended December 31, 2010, 2011 and 2012, respectively.

Impairment charges for property, plant and equipment were $0, $0 and $0 for the years ended December 31, 2010, 2011 and 2012, respectively.

As of December 31, 2011 and 2012, the Company did not have any pledged property, plant and equipment to secure banking facilities granted to the Company.